Exhibit 23.8

Dawn Garcia, CPG

Stantec

3133 W Frye Rd Suite 300, Chandler, AZ 85226

CONSENT OF QUALIFIED PERSON

I, Dawn Garcia, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled “ SEC S-K 1300 Technical Report Summary Southern Copper Corporation: Buenavista del Cobre ”, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.6 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Chandler, Arizona, this 11th day of June, 2026

/s/ Dawn Garcia

Dawn Garcia, CPG

Certified Professional Geologist (American Institute of Professional Geologists, CPG-08313) (P.G., Arizona, License No. 26034)

Eugenio Iasillo, P.E. (Arizona)

Process Engineering LLC

1676 W Aristides Street, Tucson, Arizona 85704

CONSENT OF QUALIFIED PERSON

I, Eugenio Iasillo, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled “ SEC S-K 1300 Technical Report Summary Southern Copper Corporation: Buenavista del Cobre ”, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.6 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 11th day of June, 2026

/s/ Eugenio Iasillo

Eugenio Iasillo, Registered Professional Engineer - Arizona, U.S. (Arizona Certificate/Registration No. 28209)

Ibrahim Karajeh, P. Eng.

WSP Canada Inc.

6925 Century Avenue, Suite #600

Mississauga, Ontario, L5N 7K2 Canada

CONSENT OF QUALIFIED PERSON

I, Ibrahim Karajeh, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled “ SEC S-K 1300 Technical Report Summary Southern Copper Corporation: Buenavista del Cobre ”, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.6 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Mississauga, Ontario, this 11th day of June, 2026

/s/ Ibrahim Karajeh

Ibrahim Karajeh, Professional Engineers Ontario (Registration No. 100050232)

Jesus Romero, P.E. (Arizona)

WSP USA Inc.

177 N Church Avenue, Suite 1105, Tucson, AZ 85701

CONSENT OF QUALIFIED PERSON

I, Jesus Romero, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled “ SEC S-K 1300 Technical Report Summary Southern Copper Corporation: Buenavista del Cobre ”, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.6 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 11th day of June, 2026

/s/ Jesus Romero

Jesus Romero, P.E. (Registered Professional Engineer - Arizona, U.S. [Registration No. 42771])

Mathew P. Oommen

WSP USA Inc.

701 Emerson Road, Suite 250, Creve Coeur, MO 63141

CONSENT OF QUALIFIED PERSON

I, Mathew Oommen, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled “ SEC S-K 1300 Technical Report Summary Southern Copper Corporation: Buenavista del Cobre ”, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.6 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at St. Louis, Missouri, this 11th day of June, 2026

/s/ Mathew Oommen

Mathew Oommen, SME Registered Member (No. 04023651)

Michael Pegnam, P.E., (Arizona)

WSP USA Inc.

177 N Church Avenue, Suite 1105, Tucson, AZ 85701

CONSENT OF QUALIFIED PERSON

I, Michael Pegnam, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled “ SEC S-K 1300 Technical Report Summary Southern Copper Corporation: Buenavista del Cobre ”, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.6 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 11th day of June, 2026

/s/ Michael Pegnam

Michael Pegnam, Registered Professional Engineer - Arizona, U.S. (Registration No. 33800)

Ronald Turner MAusIMM (CP Geo.)

WSP Mining S.A.

Magdalena 181, Piso 3, Las Condes, Santiago, Chile

CONSENT OF QUALIFIED PERSON

I, Ronald Turner, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary titled “ SEC S-K 1300 Technical Report Summary Southern Copper Corporation: Buenavista del Cobre ”, with an effective date of December 31, 2024 (the “Technical Report Summary”), which was originally filed as Exhibit 96.6 to the annual report on Form 10-K of Southern Copper Corporation (the “Company”) for the fiscal year ended December 31, 2025.

Furthermore, I state that:

(a)	I consent to the incorporation by reference of the Technical Report Summary into this Registration Statement on Form S-3 of the Company; and

(b)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Santiago, Chile, this 11th day of June, 2026

/s/ Ronald Turner

Ronald Turner MAusIMM No. 302538, (CP Geo.)